Exhibit 10.46

COLLATERAL ASSIGNMENT

This Collateral Assignment (this “Assignment”) is made to be effective as of September 1, 2011, by and between Heron Lake BioEnergy, LLC, a Minnesota limited liability company (the “Company”) and AgStar Financial Services, PCA, an United States instrumentality (the “Lender”).

The Company and Lender have entered into a Fifth Amended and Restated Master Loan Agreement, dated to be effective as of September 1, 2011, as amended, modified and restated from time to time (the “MLA”), under which the Lender has extended certain financial accommodations to the Company.  As a condition to the making of the loans to the Company under the MLA, the Lender has required the execution hereof by the Company, and the acknowledgment hereof and consent hereto by Gavilon, LLC, a Delaware limited liability company (the “Gavilon”).

Accordingly, in consideration of the foregoing, the parties agree as follows:

1.             For good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company does hereby grant, assign, transfer and set over unto the Lender all of its right, title and interest in and to the following contracts: (a) Master Netting, Setoff, Credit and Security Agreement between Gavilon and the Company, (b) Corn Supply Agreement between Gavilon and the Company, and (c) Ethanol and Distiller’s Grains Marketing Agreement between Gavilon and the Company, each dated on or about the date of this Agreement, as the same may be extended, renewed, amended or otherwise modified from time to time (collectively the “Contract”).  True and correct copies of the foregoing agreements are attached here to as Exhibit A.

2.             The Company agrees that the Lender does not assume any of the obligations or duties of the Company under and with respect to the Contract unless and until the Lender shall have given Gavilon written notice that it has affirmatively exercised its right to assume the Contract following the occurrence of an Event of Default under the MLA.  In the event that the Lender does not exercise its right to assume the Contract, the Lender shall have no liability whatsoever for the performance of any of such obligations or duties.  For the purpose of performing under the Contract, the Lender may, in its absolute discretion, reassign its right, title and interest in the Contract, upon notice to Gavilon and subject to the terms of the Contract but without any requirement of the Company’s consent.

3.             The Company represents and warrants there have been no prior assignments of the Contract, that the Contract is a valid and enforceable agreement and that neither party is in default thereunder and that all covenants, conditions and agreements have been performed as required therein, except those not due to be performed until after the date hereof.  The Company agrees that no material change in the terms thereof shall be valid without the prior written approval of the Lender.  The Company agrees not to assign, sell, pledge, mortgage or otherwise transfer or encumber its interest in the Contract so long as this Assignment is in effect.

4.             The Company hereby irrevocably constitutes and appoints the Lender as its attorney-in-fact, effective only upon the occurrence and during the continuance of an Event of Default under the MLA, to demand, receive and enforce the Company’s rights with respect to the Contract, to make payments under the Contract and to give appropriate receipt, releases and satisfactions for and on behalf of and in the name of the Company, at the option of the Lender in the name of the Lender, with the same force and effect as the Company could do if this Assignment had not been made.

5.             This Assignment shall constitute a perfected, absolute and present assignment provided that the Lender shall have no right under this Assignment to enforce the Company’s rights with respect to the Contract until an Event of Default shall occur and be continuing under the MLA.  Upon the occurrence and during the continuance, the Lender may, without affecting any of its rights or remedies against the Company under any other instrument, document or agreement, exercise its rights under this Assignment as the Company’s attorney-in-fact in any manner permitted by law.

6.             The Company hereby agrees to indemnify and hold Lender harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgment, and costs and expenses, including without limitation reasonable attorneys’ fees, to which Lender may become exposed, or which Lender may incur, in exercising any of its rights under this Assignment.

7.             Subject to the aforesaid limitation of further assignment by the Company, this Assignment shall be binding upon the Company, its successors and assigns, and shall inure to the benefit of the Lender, its successors and assigns.

8.             This Assignment can be waived, modified, amended, terminated or discharged only explicitly in writing signed by the Lender.  A waiver signed by the Lender shall be effective only in a specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Lender’s rights or remedies hereunder.  All rights and remedies of the Lender shall be cumulative and shall be exercised singularly or concurrently, at the Lender’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise of enforcement of any other.

IN WITNESS WHEREOF, the Company executed this Collateral Assignment to be effective as of September 1, 2011.

HERON LAKE BIOENERGY, LLC, a Minnesota limited liability company

/s/ Robert J. Ferguson
By Robert J. Ferguson
Its: President

CONSENT TO ASSIGNMENT

In consideration of the promises of the parties to the above Assignment and this Consent to Assignment, and subject to the terms contained herein and in the above Assignment, the undersigned (“Gavilon”) hereby consents to the assignment of the Contract (as defined below) in the event that the Lender notifies Gavilon that it has assumed the duties and obligations of the Company under the terms of the above Assignment and acknowledges and agrees with the Lender as follows:

1.             Gavilon and the Company have entered into the following agreements: (a) Master Netting, Setoff, Credit and Security Agreement between Gavilon and the Company, (b) Corn Supply Agreement between Gavilon and the Company, and (c) Ethanol and Distiller’s Grains Marketing Agreement between Gavilon and the Company, each dated on or about the date of this Agreement, as the same may be extended, renewed, amended or otherwise modified from time to time (collectively the “Contract”).

2.             The Contract has not been amended since the date of execution by Gavilon and Company.

3.             Upon the occurrence and continuance of an Event of Default under the MLA (as MLA is defined in the Collateral Assignment entered between Lender and Company of which this Consent to Assignment is a part) and notification to Gavilon that Lender has personally undertaken performance under the Contract, including the obligation to take and/or pay for service under the Contract, Gavilon will, at the Lender’s request, continue performance to Lender as an assignee of the Contract in accordance with the terms thereof, provided that Gavilon shall be reimbursed in accordance with the terms of Contract.

4.             The Lender may enforce the obligations of the Contract with the same force and effect as if enforced by the Company, provided that Lender is fully performing the obligations of the Company under the Contract, including but not limited to the obligation to make payment to Gavilon.  Upon assumption of the Contract by the Lender, Gavilon may enforce the obligations of the Contract against the Lender with the same force and effect as if enforced against the Company.  Gavilon will accept Lender’s performance in lieu of performance by the Company and in full satisfaction of those obligations for which performance is made.

5.             Lender may not further assign the Contract without first having obtained the consent of Gavilon, such consent to be at Gavilon’s sole discretion.

6.             Nothing herein shall be interpreted as extending in any way the termination date contained in the Contract or otherwise creating any additional obligation or duty on Gavilon’s behalf other than those that may be set forth in the Contract.

7.             Gavilon will give the Lender prompt written notice of any default by the Company under the Contract and in accordance with the terms of that certain Intercreditor Agreement between Lender and Gavilon of even date herewith (the “Intercreditor Agreement”).  If any term is inconsistent between this Consent and the Intercreditor Agreement, the Intercreditor Agreement shall control.

Dated: September 1, 2011	GAVILON, LLC, a Delaware limited liability company

/s/ John W. Neppl

	By:	John W. Neppl
	Its:	CFO